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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - February 2, 1999

                            MIDWEST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                        0-20620                    42-1390587
---------------------             ----------------          -------------------
  (State of other                   (Commission                (IRS Employer
  jurisdiction of                   File Number)            Identification No.)
   incorporation)

     3225 Division Street, Burlington, Iowa                       52601
     ----------------------------------------                   ----------
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:(319) 754-6526



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ITEM 5.       OTHER EVENTS.

     On February 2, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") by and between the Registrant and Mahaska Investment Company ("Mahaska"), providing for the merger of Registrant with Mahaska (the "Merger"). Upon consummation of the Merger, the surviving corporation of the Merger will be Mahaska.



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


2.1 Agreement and Plan of Merger, dated February 2, 1999, by and between the Registrant and Mahaska Investment Company ("Mahaska").

2.2  Letter  Agreement,  dated  February  2, 1999,  between the  Registrant  and
     Mahaska.

99.1 Press Release, dated February 2, 1999.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MIDWEST BANCSHARES, INC.


Date:  February 15, 1999             By: /s/ Robert D. Maschmann
                                         ---------------------------------------
                                         Name:  Robert D. Maschmann
                                         Title: Executive Vice President



                                       -4-

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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated February 2, 1999, by and between the Registrant and Mahaska Investment Company ("Mahaska").

2.2  Letter  Agreement,  dated  February  2, 1999,  between the  Registrant  and
     Mahaska.

99.1 Press Release, dated February 2, 1999.






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